UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2024

COMMUNITY WEST BANCSHARES

(Exact name of registrant as specified in its charter)

California	000-31977	77-0539125
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7100 N. Financial Dr., Suite 101, Fresno, California 93720
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (559)298-1775

Central Valley Community Bancorp

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, no par value	CWBC	NASDAQ

Item 2.01	Completion of Acquisition or Disposition of Assets.

Effective at 12.01 a.m. (Pacific Daylight Time) on April 1, 2024 (the “Effective Time”), Central Valley Community Bancorp (“Central Valley”) completed the previously announced merger transaction with Community West Banchares (“Community West”), in accordance with the terms and conditions of the Agreement and Plan of Reorganization and Merger, dated as of October 10, 2023, by and among Central Valley and Community West (the “Merger Agreement”). At the Effective Time, Community West merged with and into the Central Valley, with Central Valley being the surviving entity (the “Corporate Merger”). Following the Corporate Merger, Community West Bank, a wholly owned subsidiary of Community West, (“CWB”) merged with and into Central Valley Community Bank, a wholly-owned subsidiary of Central Valley, (“CVCB”) with CVCB being the surviving banking institution (the “Bank Merger”, and collectively with the Corporate Merger, the “Mergers”). Effective with the Mergers, the corporate name of the Central Valley and CVCB were changed to Community West Bancshares and Community West Bank, respectively. Pursuant to the Merger Agreement, holders of Community West common stock was converted into the right to receive 0.79 of a share of common stock of Central Valley for each share of Community West common stock held immediately prior to the Effective Time of the Mergers, with cash to be paid in lieu of any fractional shares of common stock of Central Valley (the “Merger Consideration”). At the Effective Time, (i) each outstanding unvested Community West restricted stock award automatically vested in full and will be entitled to the Merger Consideration, (ii) each outstanding unvested Community West stock option automatically vested in full, and each outstanding stock option was substituted for a stock option issued by Central Valley for the right to receive a number of shares of Central Valley’s common stock at an exercise price, both adjusted for the Merger Consideration. As a result of the Mergers, Central Valley will issue approximately 7,038,220 shares of Central Valley common stock and reserve 390,462 shares of common stock for the substituted Community West stock options.

The pre-Merger outstanding shares of Central Valley common stock remain outstanding and are not affected by the Merger. Following the Merger, the Company will have outstanding approximately 18,870,214 shares of its common stock with former shareholders of Community West owning 37% percent of the outstanding shares.

The Central Valley shares of common stock will continue to be listed for trading on the NASDAQ Capital Market under the name “Community West Bancshares” with “CWBC” as the new trading symbol.

The foregoing description of the Mergers and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference from Exhibit 2.1 included with this report.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors

The bylaws of Central Valley and CVCB provide for a board of directors with a range of nine to 15 positions with the specific number fixed by resolution of the respective board of directors. On March 20, 2024, the respective boards of directors of Central Valley and CVCB approved a resolution to expand the number of directors to 15, to be effective on the consummation of the Mergers.

On March 20, 2024, the respective boards of directors of Central Valley and CVCB also resolved that, effective upon the consummation of the Mergers, as contemplated by the Merger Agreement, Robert H. Bartlein, Suzanne M. Chadwick, Tom L. Dobyns, James W. Lokey, Martin E. Plourd and Kirk B. Stovesand (“New Directors”), would be appointed to serve on the boards of directors of Central Valley and CVCB. In addition, pursuant to the Merger Agreement, these six new directors will be included on the list of nominees for directors presented by the Central Valley board of directors for which the Central Valley board of directors will solicit proxies at the Central Valley 2024 Annual Meeting.

Each of the New Directors will be entitled to receive the compensation that other directors of Central Valley receive, as determined by the board of directors from time to time. Each non-employee director who is not the Chairman of the Board of Directors currently receives an annual retainer of $46,800 plus stock awards valued at $30,000. The New Directors will receive their initial annual grant of stock awards at the time of the 2024 Annual Meeting. Such awards will be made pursuant to the Central Valley 2015 Equity Incentive Plan. Other than the Merger Agreement and Martin E. Plourd’s employment agreement (discussed below) there are no arrangements between the New Directors and any other person pursuant to which the New Directors were selected as directors. There are no transactions in which any New Director has an interest requiring disclosure under Item 404(a) of Regulation S-K. There are no family relationships between any of the New Directors and any other director or executive officer of Central Valley.

Biographical Information. Biographical information related to the New Directors can be found in the Proxy Statement for the 2023 Annual Meeting filed by Community West with the SEC on April 17, 2023.

The following current directors (with their respective committee assignments indicated) of Central Valley and CVCB have retired from the board of directors effective on the consummation of the Mergers: Lou McMurray (Compensation Committee and Strategic Planning Committee), Gary D. Gall (Audit and Compliance Committee and Strategic Planning Committee) and Karen Musson (Nominating Committee, Compensation Committee and Strategic Planning Committee). Lou McMurray has been elected to serve as Director Emeritus to the Central Valley and CVCB board of directors effective on the consummation of the Mergers.

Executive Committee

The Central Valley board of directors have designated an Executive Committee consisting of the following members: Robert H. Bartlein, James W. Lokey, Daniel J. Doyle (Chair), Andriana D. Majarian and Steve D. McDonald. James J. Kim and Martin E. Plourd will serve as the initial advisors to the Executive Committee. The Executive Committee will possess and exercise such powers and functions of the board of directors as may be delegated by the board of directors subject to the Central Valley articles of incorporation and bylaws and applicable law.

Executive Management Team

Effective with the closing of the Mergers, Central Valley reorganized its management structure (see below). In addition. Martin E. Plourd will assume the position of President of the Central Valley and James J. Kim will continue as Chief Executive Officer of Central Valley and President and Chief Executive Officer of CVCB. Timothy J. Stronks, the former the Executive Vice President and Chief Operating Officer of Community West, will assume the position of Executive Vice President, Chief Risk Officer of the combined bank. William F. Filippin, the former President of CWB, will assume the position of Executive Vice President, Regional Executive. There are no transactions in which Mr. Plourd, Mr. Stronks and Mr. Filippin has an interest requiring disclosure under Item 404(a) of Regulation S-K. There are no family relationships between any of them and any other director or executive officer of Central Valley.

Biographical Information. Biographical information related to the former executives of Community West can be found in the Proxy Statement for the 2023 Annual Meeting filed by Community West with the SEC on April 17, 2023.

Employment Agreements

As previously described in the S-4 Registration Statement, Central Valley entered into an employment agreement with Martin E. Plourd, dated October 10, 2023, setting forth the terms of his employment with, and service to, Central Valley following the consummation of the Mergers. For a description of Mr. Plourd’s employment agreement, see the subsection in the S-4 Registration Statement entitled “—New Employment Agreements with Central Valley” in the section entitled “Interests of Community West Directors and Executive Officers in the Merger.” Such description is incorporated into this Item 5.02 by reference. Mr. Plourd’s employment agreement which is attached to this report as Exhibit 10.1 and incorporated herein by references.

Prior to the consummation of the Mergers, the Central Valley board of directors approved a number of employment agreements to take effect on the consummation of the Merger with former executives of Community West and current executive officers of Central Valley. Since these executive officer employment agreements take effect on the consummation of the Mergers they are entered in the name of Community West Bancshares and/or Community West Bank, the new corporate names for Central Valley and CVCB (hereinafter referred to in this discussion collectively as the “Company”).

As of the Effective Time, the Company entered into employment agreements with the following executive officers:

Shannon R. Livingston, Executive Vice President and Chief Financial Officer

Patrick A. Luis, Executive Vice President and Chief Credit Officer

Dawn M. Cagle, Executive Vice President, Chief Human Resources Officer

William F. Filippin, Executive Vice President, Regional Executive

Blaine C. Lauhon, Executive Vice President, Chief Administrative Officer

Jeffrey M. Martin, Executive Vice President, Chief Banking Officer

A. Kenneth Ramos, Executive Vice-President, Regional Executive

Timothy J. Stronks, Executive Vice President, Chief Risk Officer

The executive employment agreements provide for the following salaries (which may be increased from time to time):

Name	Salary
Shannon R. Livingston	$330,000
Patrick A. Luis	$275,000
Dawn M. Cagle	$200,000
William F. Filippin	$330,000
Blaine C. Lauhon	$285,000
Jeffrey M. Martin	$250,000
A. Kenneth Ramos	$250,000
Timothy J. Stronks	$290,000

All of the executive employment agreements provide for similar terms. In addition to the salaries listed above each executive officer is eligible to receive an annual incentive bonus under the Company Senior Management Incentive Plan which provides for an annual incentive bonus with a target amount as a percentage of the executive officer’s base salary as set forth in each respective employment agreement. Each executive officer will be provided with a company automobile or an automobile allowance as set forth in each respective employment agreement. Under the executive employment agreements the executive officer’s employment may be terminated for “cause” (as defined in the agreement). In the event of a “change in control” (as defined in the agreement) the executive will be entitled to a lump sum payment equal to the average monthly total cash compensation paid to executive during the most recent three previous years of employment or in the case of former employees of Community West or CWB three years from the effective date of the agreement (or in either case, a shorter period if less than three years) (“average monthly cash compensation”) multiplied by 18. Under the employment agreements the executive may terminate the agreement for “good reason” (as defined in the agreement). If the employer terminates the employment agreement without cause or the executive terminates the employment agreement for “good reason” (and provided there is not a “change in control”) then the executive will be entitled to monthly payments equal to the average monthly cash compensation for 12 months (or if earlier, until the executive obtains comparable employment as defined in the agreement).

The employment agreements are attached to this report as Exhibit 10.2 through 10.8 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Name Change.

At the Effective Time, Community West merged with and into Central Valley, with Central Valley being the surviving corporation under the new name “Community West Bancshares” Upon the filing of the Bank Holding Company Merger Agreement with the California Secretary of State which became effective on April 1, 2024 to effect the Corporate Merger (the “State Merger Agreement”), the Central Valley Articles of Incorporation was amended in accordance with California law to reflect the change in Central Valley’s corporate name to “Community West Bancshares”.

The foregoing descriptions of the amendment to Central Valley’s Articles of Incorporation is qualified in its entirety by reference to the full text of the amendment to Central Valley’s Articles of Incorporation (in the form of the State Merger Agreement), which is incorporated herein by reference from Exhibit 3.1 included with this report.

Item 8.01	Other Events.

On April 1, 2024, Central Valley issued a press release announcing the completion of the Mergers. A copy of the press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

Central Valley has scheduled its 2024 Annual Meeting of Shareholders for May 30, 2024 and established April 25, 2024 as the record date for the meeting.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses or funds acquired.

Central Valley will file any financial statements, as required by this Item, no later than 71 days after the date on which this Form 8-K is required to be filed.

(b)	Pro forma financial information.

Central Valley will file any financial statements, as required by this Item, no later than 71 days after the date on which this Form 8-K is required to be filed.

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization and Merger by and among Central Valley Community Bancorp and Community West Bancshares, dated October 10, 2023, incorporated by reference to Exhibit 2.1 on Form 8-K filed with the SEC on October 10, 2023.

3.1	Bank Holding Company Merger Agreement, dated March 20, 2024, effective April 1, 2024.

10.1	Employment Agreement between Central Valley Community Bancorp and Martin E. Plourd, dated October 10, 2023.

10.2	Employment Agreement between Community West Bancshares and Community West Bank and Shannon R. Livingston, dated April 1, 2024.

10.3	Employment Agreement between Community West Bancshares and Community West Bank and Patrick A. Luis, dated April 1, 2024.

10.4	Employment Agreement between Community West Bank and Dawn M. Cagle, dated April 1, 2024.

10.5	Employment Agreement between Community West Bank and William F. Filippin, dated April 1, 2024.

10.6	Employment Agreement between Community West Bank and Blaine C. Lauhon, dated April 1, 2024.

10.7	Employment Agreement between Community West Bank and Jeffrey M. Martin, dated April 1, 2024.

10.8	Employment Agreement between Community West Bank and A. Kenneth Ramos, dated April 1, 2024.

10.9	Employment Agreement between Community West Bank and Timothy J. Stronks, dated April 1, 2024.

99.1	Central Valley Press Release dated April 1, 2024.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 3, 2024	Community West Bancshares

	By:	/s/ Shannon Livingston
Shannon Livingston
Executive Vice President and Chief Financial Officer